                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)   April 25, 2003
                                                         ----------------


                   Cognizant Technology Solutions Corporation
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                         0-24429                 13-3728359
--------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)



500 Glenpointe Centre West
Teaneck, New Jersey                                                   07666
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (201) 801-0233
                      ------------------------------------
                        (Registrant's telephone number,
                              including area code)



        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

      On April 1, 2003, Cognizant Technology Solutions Corporation (the "Company") effected a three-for-one stock split on its Class A Common Stock in the form of a 200% stock dividend.

      Certain financial and statistical data included in the Form 10-K, including all applicable references as to the number of outstanding common shares and per share information has been restated for the effect of the stock split. Additionally, appropriate adjustments have been made in the exercise price and number of shares subject to stock options. Stockholders' equity accounts have been restated to reflect the reclassification of an amount equal to the par value of the increase in issued common shares from the additional paid in capital account to the common stock accounts.

      Such restated financial and statistical data is set forth in the Company's financial statements attached as an exhibit 99.1 and in the Company's Annual Report to Stockholders to be delivered to stockholders of record as of the close of business as of April 17, 2003 on or about April 28, 2003. The stock split was not effective at the date the Company filed its Form 10-K, and as a result, it was not reflected therein.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.


      Exhibit No.                    Description of Exhibit
      ----------                     -----------------------

      99.1                           Consolidated statements of
                                     financial position, and the
                                     related consolidated statements of
                                     operations, stockholders' equity
                                     and cash flows and accompanying
                                     notes.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     COGNIZANT TECHNOLOGY
                                     SOLUTIONS CORPORATION


                                     By:  /s/ Wijeyaraj Mahadeva
                                          -------------------------------------
                                          Name:   Wijeyaraj Mahadeva
                                          Title:  Chairman of the Board and
                                                  Chief Executive Officer

Date: April 25, 2003




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